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                               PURCHASE AGREEMENT


                                 by and between


                           PALM LAKES PARTNERS, LTD.,


                                    Seller,


                                      and


                        PALM FAMILY GOLF CENTERS, INC.,


                                   Purchaser




                                   PREMISES:

                             Palm Royale Golf Club
                             La Quinta, California

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                        INDEX OF EXHIBITS AND SCHEDULES


EXHIBIT A          LEGAL DESCRIPTION
EXHIBIT B-1        PERSONAL PROPERTY - TRANSACTION ONE
EXHIBIT B-2        PERSONAL PROPERTY - TRANSACTION TWO
EXHIBIT C          CONTRACTS
EXHIBIT D          PERMITTED EXCEPTIONS
EXHIBIT E          LITIGATION MATTERS
EXHIBIT F          CONDITION OF IMPROVEMENTS

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                               PURCHASE AGREEMENT

         PURCHASE AGREEMENT (this "Agreement"), made as of the ____ day of June, 1997 (the "Effective Date"), by and between PALM LAKES PARTNERS, LTD., a Colorado limited partnership, having an address at 6786 South Revere Parkway, Suite 150 D, Englewood, Colorado 80112 ("Seller"), and PALM FAMILY GOLF CENTERS, INC., a Delaware corporation having an address at 225 Broadhollow Road, Suite 106E, Melville, New York 11747 ("Purchaser").

                             W I T N E S S E T H :

         WHEREAS, Seller is the owner of certain real property located at 78459 Indigo Drive, La Quinta, California and more particularly described on Exhibit A attached hereto and made a part hereof (the "Land") and the buildings and improvements located on the Land (the "Improvements" and, together with the Land, the "Premises");

         WHEREAS, Seller operates a golf course, clubhouse, locker room, restaurant facility, and related facilities at the Premises under the name "Palm Royale Golf Club" (the "Business"); and

         WHEREAS, Seller wants to sell the Premises to Purchaser, and Purchaser wants to purchase the Premises from Seller, on the terms, and subject to the conditions, set forth herein.

         NOW, THEREFORE, in consideration of TEN DOLLARS ($10.00), the terms and conditions set forth herein, and other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the foregoing and as follows:

         1. Agreement to Sell and Purchase.

              1.1 Property to be Purchased by Purchaser. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and acquire from Seller, upon the terms and conditions

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hereinafter set forth, all of Seller's right, title and interest in and to the following property (collectively, the "Property"):

                   1.1.1 the Premises;

                   1.1.2 the easements, rights of way, appurtenances and other rights and benefits of Seller in and to the Premises, including without limitation, all of Seller's interest in any air rights, water rights and irrigation rights;

                   1.1.3 all furnishings, fixtures, machinery, equipment, vehicles and personalty attached or appurtenant to or used in connection with the Premises that are owned by Seller, and all inventories, supplies, sales, marketing and instructional materials of every kind and description owned by Seller and relating to the Business, wherever located, including without limitation, the items described on Exhibit B-1 and Exhibit B-2 attached hereto and made a part hereof (the "Personal Property");

                   1.1.4 the files, books, notices and other correspondence from any governmental agencies, and other records used or employed by Seller or its affiliates in connection with the ownership and/or operation of the Premises and the Business (collectively, the "Records"); provided, however, Purchaser shall be required to maintain the Records on the Premises for a period of seven (7) years following the Effective Date and to provide Seller with access to the Records during Purchaser's normal business hours at the Premises upon prior reasonable notice by Seller to Purchaser. Purchaser's covenant under this Section 1.1.4 shall survive the Closing.

                   1.1.5 any consents, authorizations, variances, waivers, licenses (including On Sale Beer and Wine Eating Place License No. 41-301802 (the "Liquor License")), certificates,

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permits and approvals held by or granted to Seller in connection with the ownership of the Premises, to the extent assignable (collectively, the "Permits");

                   1.1.6 the contracts, leases and other agreements of or relating to the Business described on Exhibit C attached hereto and made a part hereof, to the extent assignable, except to the extent the same relate solely to any Retained Assets or Retained Liabilities (as hereinafter defined) (the "Contracts");

                   1.1.7 all accounts receivable of Seller arising out of the sale of goods or services rendered at the Premises or otherwise in connection with the Business on or after the Effective Date;

                   1.1.8 any manufacturers' and vendors' warranties and guarantees, to the extent assignable, except to the extent the same relate solely to any Retained Assets or Retained Liabilities (the "Claims"); and

                   1.1.9 any other properties and assets of every kind and nature, real or personal, tangible or intangible, relating in any way whatsoever to the Premises or the Business and owned by Seller, except to the extent the same relate solely to the Retained Assets or Retained Liabilities.

              1.2 Assets to be Retained by Seller. Anything herein to the contrary notwithstanding, Seller shall not sell, and Purchaser shall not acquire, the following assets of Seller (the "Retained Assets"):

                   1.2.1 all accounts receivable arising out of the sale of goods or services prior to the Effective Date;

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                   1.2.2 any rights of Seller with respect to insurance
policies owned by Seller or for which Seller is the named insured;

                   1.2.3 all cash, funds in bank accounts and cash equivalents existing as of the Effective Date hereof; and

                   1.2.4 any patents, trademarks, trademark registrations, copyrights, copyright registrations, trade names and all registrations thereof and all applications for any of the foregoing, whether issued or pending, if any, and all goodwill associated with any of the foregoing (the "Intangible Assets").

              1.3 Assumption of Certain Liabilities. Purchaser shall assume and agree to pay and discharge when due all liabilities and obligations of Seller under the Contracts to the extent the same arise on and after the Effective Date (the "Assumed Liabilities").

              1.4 Liabilities to be Retained by Purchaser. Seller shall retain, and Purchaser shall not assume, perform, discharge or pay, and shall not be responsible for, any and all liabilities or obligations of any nature whatsoever (including without limitation the litigation matters identified on Exhibit E attached hereto) in connection with or relating to the Property, Seller or the Business or any predecessor owner of the Property or the Business other than the Assumed Liabilities (collectively, the "Retained Liabilities").

         2. Consideration.

              2.1 (a) The purchase price for the Property, excluding the Personal Property listed on Exhibit B-2 and the Liquor License, is Nine Hundred Ninety-Five Thousand Dollars ($995,000.00), payable, subject to adjustment as hereinafter provided, and the escrow provided for

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in Section 11, on the Closing Date in cash, or by certified or bank check or by the wire transfer of funds.

              (b) The purchase price for the Personal Property listed on Exhibit B-2 and the Liquor License is Five Thousand Dollars ($5,000.00), payable in accordance with the provisions of that certain Bulk Sale Instructions Liquor License Transfer Agreement dated ________________, 1997, by and between Seller and Purchaser.

         3. Title; Permitted Exceptions.

              3.1 Seller will convey the Property to Purchaser, free and clear of any and all liens, charges, encumbrances, mortgages, pledges, security interests, easements, agreements and other interests and adverse claims (collectively, "Encumbrances"), other than the matters set forth in Exhibit D attached hereto and made a part hereof (the "Permitted Exceptions").

              3.2 Purchaser may order an examination of title from a title company licensed or authorized to issue title insurance in the State of California ("Title Company"), and shall cause a copy of any title report to be forwarded to Seller's attorney upon receipt.

              3.3 If a search of the title discloses judgments, bankruptcies or other returns against other persons having names the same as or similar to that of Seller, Seller will on request deliver to the Title Company or Purchaser an affidavit showing that such judgments, bankruptcies or other returns are not against Seller, in form sufficient to permit deletion of such exception from the title policy.

         4. Apportionment.

              4.1 The parties hereto agree that (i) all operating expenses of Seller relating to the Premises (i.e., real estate taxes, utilities, cost of inventories advertising, collections, fees, hired

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services, insurance, miscellaneous expenses, postage, repairs and maintenance, supplies, taxes and wages, but specifically not including interest on indebtedness, professional fees and expenses, travel, lodging, or depreciation), and (ii) all income of Seller, shall be apportioned between Seller and Purchaser as of the Effective Date based on the portion of each such expense or revenue attributable to the period falling on or before the Effective Date on the one hand, which Seller shall bear the responsibility and benefit of, and the portion of each such expense or revenue attributable to the period falling after the Effective Date, on the other hand, which Purchaser shall bear the responsibility and benefit of (the "Adjustment"). The expenses and liabilities for which Seller shall be liable pursuant to this Section shall be included within the meaning of the term "Retained Liabilities". Notwithstanding the foregoing provisions of this Section 4.1, any and all Adjustments to be made pursuant to this Section 4.1 shall be made on or prior to the date which is one (1) year after the Effective Date.

              4.2 To the extent that any of the prorations made pursuant to this Article are based upon estimates of payments to be made and/or expenses to be incurred by Purchaser subsequent to the Effective Date, or either party discovers any errors in or omissions in respect of the Adjustment, Seller and Purchaser agree to adjust such prorations promptly upon receipt by Seller or Purchaser, as the case may be, of such payments or of bills or other documentation setting forth the actual amount of such expenses. Notwithstanding the foregoing provisions of this Section 4.2, any and all Adjustments to be made pursuant to this Section 4.2 shall be made on or prior to the date which is one (1) year after the Effective Date.

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              4.3 Seller and Purchaser shall maintain and make available to each other any books or records necessary for the adjustment of any item pursuant to this Article. The provisions of this Article shall survive the closing of the transactions described herein (the "Closing").

         5. The Closing.

              5.1 The Closing of the transaction provided for in this Agreement shall take place simultaneously with the execution and delivery of this Agreement (the actual date of the Closing being referred to herein as the "Closing Date").

              5.2 At the Closing, Seller shall deliver or cause to be delivered to Purchaser physical possession of the Property (receipt of which may be actual or constructive) and the following:

                   5.2.1 a grant deed with covenants against grantor's acts, duly executed and acknowledged by Seller, in proper statutory form for recording, so as to convey to Purchaser fee simple title to the Premises, subject to and in accordance with the provisions of this Agreement (the "Deed");

                   5.2.2 a bill of sale conveying, transferring and selling to Purchaser all right, title and interest of Seller in and to all of the Personal Property, which bill of sale shall contain a warranty that such property is free and clear of all Encumbrances other than the Permitted Exceptions, duly executed and acknowledged by Seller;

                   5.2.3 an assignment and assumption agreement (the "Assignment and Assumption Agreement") assigning to Purchaser all of Seller's right, title and interest in and to the Contracts, the Permits and the Claims, duly executed and acknowledged by Seller;

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                   5.2.4 a settlement statement (the "Settlement Statement")
setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

                   5.2.5 an owner's affidavit of title;

                   5.2.6 to the extent within Seller's possession, a Certificate or Certificates of Occupancy for all Improvements;

                   5.2.7 to the extent within Seller's possession, original counterparts of each of the Contracts;

                   5.2.8 one-half (1/2) of any transfer tax, sales and use tax or other return required by any applicable governmental authority in connection with the sale of the Property, duly executed and acknowledged by Seller;

                   5.2.9 an affidavit (the "FIRPTA Affidavit") duly executed and acknowledged by Seller pursuant to Section 1445 (b)(2) of the Internal Revenue Code of 1986, as amended, stating that Seller is not a foreign person within the meaning of such provision;

                   5.2.10 keys to all locks relating to the Property, appropriately labeled;

                   5.2.11 all other instruments and documents to be executed, acknowledged where appropriate and/or delivered by Seller to Purchaser pursuant to any of the other provisions of this Agreement; and

                   5.2.12 such other documents as may be reasonably required by Purchaser's counsel in connection with this transaction.

              5.3 At the Closing, Purchaser shall deliver or cause to be delivered to Seller the following:

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                   5.3.1 the cash consideration referred to in Section 2
hereof;

                   5.3.2 the Assignment and Assumption Agreement, duly executed and acknowledged by Purchaser;

                   5.3.3 the Settlement Statement, duly executed and acknowledged by Purchaser;

                   5.3.4 all other instruments and documents to be executed, acknowledged where appropriate and/or delivered by Purchaser to Seller; and

                   5.3.5 such other documents as may be reasonably required by Seller's counsel in connection with this transaction.

         6. Representations and Warranties.

              6.1 Seller and Palm Lakes Golf, Inc., a Colorado corporation, each hereby jointly and severally represent and warrant to Purchaser as follows:

                   6.1.1 Organization; Power and Authority. Seller is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Colorado, and has all requisite power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

                   6.1.2 Due Authorization and Execution; Effect of Agreement. The execution, delivery and performance by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby have been duly authorized by all necessary corporate action required to be taken on the part of Seller. This Agreement has been duly and validly executed and delivered by Seller and constitutes the valid and binding obligation of Seller, enforceable in

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accordance with its terms, except to the extent that such enforceability (a)
may be limited by bankruptcy, insolvency, or other similar laws relating to creditors' rights generally; and (b) is subject to general principles of equity.

                   6.1.3 Consents. To the best of Seller's knowledge, no consent, approval or authorization of, exemption by, or filing with, any governmental or regulatory authority or any third party is required in connection with the execution, delivery and performance by Seller of this Agreement, except for consents, approvals, authorizations, exemptions and filings, if any, which have been obtained.

                   6.1.4 Compliance with Applicable Laws. To the best of Seller's knowledge, Seller is not engaging in any activity or omitting to take any action as a result of which Seller is in violation of any material law, rule, regulation, ordinance, statute, order, injunction or decree, or any other requirement of any court or governmental or administrative body or agency, applicable to the Property or the Business, and neither the execution and delivery by Seller of this Agreement or of any of the other agreements and instruments to be executed and delivered by it pursuant hereto, the performance by Seller of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby will result in any such violation. Seller is in compliance with all material requirements imposed in writing by any insurance carrier of Seller to the extent such carrier is an insurer or indemnitor of the Property. The Premises are not subject to any notice of violation of law, municipal ordinance, orders or requirements issued by any building department or other governmental agency or subdivision having jurisdiction.

                   6.1.5 Permits. To the best of Seller's knowledge:

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                   (a) all Permits required by any federal, state, or local
law, rule or regulation and necessary for the operation of the Property and the Business as currently being conducted have been obtained and are currently in effect;

                   (b) No registrations, filings, applications, notices, transfers, consents, approvals, orders, qualifications, waivers or other actions of any kind are required by virtue of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby (i) to avoid the loss of any Permit or the violation of any law, regulation, order or other requirement of law, or (ii) to enable Purchaser to continue the operation of the Property as presently conducted after the Closing; and

                   (c) The current use and occupation of any portion of the Property does not violate any of, and, where applicable, is in material compliance with, the Permits, any applicable deed restrictions or other covenants, restrictions or agreements including without limitation, any of the Permitted Exceptions, site plan approvals, zoning or subdivision regulations or urban redevelopment plans applicable to the Premises.

                   6.1.6 Title to Assets. Seller has good and marketable title to the Property free and clear of all Encumbrances other than the Permitted Exceptions.

                   6.1.7 Contracts. Except as set forth on Exhibit C, Seller is not a party to any leases, contracts, orders or agreements relating to the Property or the Business (written or otherwise) (collectively, "Contracts"). Exhibit C sets forth a full and complete description of the Contracts described therein, and none of such Contracts have been amended or modified except as reflected on said Exhibits. Seller is not holding any security deposits under any of said Contracts. To the best of Seller's knowledge, each of the Contracts is in full force and effect and no party under any such

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Contract, including Seller, is in default, or has sent or received notice of default, in any respect of any such Contract.

                   6.1.8 Condition of the Improvements. To the best of Seller's knowledge, except as provided on Exhibit F hereto, (i) there are no material structural or mechanical defects in the Improvements which in the aggregate require repairs in an amount greater than $25,000, and (ii) there are no leaks in any roof on any Improvement.

                   6.1.9 Intentionally omitted.

                   6.1.10 Environmental Matters.

                        6.1.10.1 As used in this Agreement "Hazardous Material" shall mean: (i) any "hazardous substance" as now defined pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. ss.9601(33); (ii) any "pollutant or contaminant" as defined in 42 U.S.C. ss.9601(33); (iii) any material now defined as "hazardous waste" pursuant to 40 C.F.R. Part 261; (iv) any petroleum, including crude oil and any fraction thereof; (v) natural or synthetic gas usable for fuel; (vi) any "hazardous chemical" as defined pursuant to 29 C.F.R. Part 1910; (vii) any asbestos, asbestos containing material, polychlorinated biphenyl ("PCB"), or isomer of dioxin, or any material or thing containing or composed of such substance or substances; and (viii) any other pollutant, contaminant, chemical, or industrial or hazardous, toxic or dangerous waste, substance or material, defined or regulated as such in (or for purposes of any Environmental Law (as hereinafter defined) and any other toxic, reactive or flammable chemicals.

                        6.1.10.2 Seller has received no written notice claiming that the Premises is in violation of any Environmental Law, which violation has not been corrected. To

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Seller's knowledge, no past or current occupant of all or any portion of the
Premises has owned, used, generated, manufactured, stored, handled, released or disposed of any Hazardous Material on the Premises in violation of any applicable Environmental Law.

                        6.1.10.3 To the best of Seller's knowledge, Seller has no obligation or liability imposed or based upon any provision under any foreign, federal, state or local law, rule, or regulation or common law, or under any code, order, decree, judgment or injunction applicable to Seller or the Property or any notice, or request for information issued, promulgated, approved or entered thereunder, or under the common law, or any tort, nuisance or absolute liability theory, relating to public health or safety, worker health or safety, or pollution, damage to or protection to the environment, including without limitation, laws relating to emissions, discharges, releases or threatened releases of Hazardous Material into the environment (including without limitation, ambient air, surface water, groundwater, land surface or subsurface), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, generation, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes (hereinafter collectively referred to as "Environmental Laws").

                        6.1.10.4 Seller has not been subject to any civil, criminal or administrative action, suit, claim, hearing, notice of violation, investigation, inquiry or proceeding for failure to comply with, or received notice of any violation or potential liability under the Environmental Laws in respect of the Premises.

                        6.1.10.5 The Premises are not (a) listed or proposed for listing on the National Priority List or (b) listed on the Comprehensive Environmental Response, Compensation, Liability Information System List ("CERCLIS") promulgated pursuant to CERCLA,

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42 U.S.C. Section 9601(9), or any comparable list maintained by any foreign, state or local government authority.

                        6.1.10.6 To the best of Seller's knowledge, there are no underground storage tanks at the Premises.

                   6.1.11 Tax Proceedings. There are no proceedings pending regarding the reduction of real estate taxes or assessments in respect of the Premises.

                   6.1.12 Utilities. To the best of Seller's knowledge, all water, storm and sanitary sewer, electricity, telephone and other utilities adequately service the Premises, and Seller has received no notification of interruption of such services due to lack of or failure of any public or private easements that may exist.

                   6.1.13 Access. To the best of Seller's knowledge, there are no federal, state, county, municipal or other governmental plans to change the highway or road system in the vicinity of the Premises which could materially and adversely restrict or change access from any such highway or road to the Premises or any pending or threatened condemnation or eminent domain proceedings relating to or affecting the Premises. To the best of Seller's knowledge, all roads bounding the Premises are public roads and the Deed is the only instrument necessary to convey to Purchaser full access to and the right to use such roads freely, subject to the provisions of California Law relating to roads and highways, as well as to convey all rights appurtenant to the Premises in such roads, if any.

                   6.1.14 Intentionally omitted.

                   6.1.15 Litigation. Except as set forth on Exhibit E, there is no action or proceeding (zoning or otherwise) or governmental investigation pending, or, to the best of Seller's

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knowledge, threatened against, or relating to, Seller (insofar as it relates to the Premises or the Business), the Premises, the Business or the transactions contemplated by this Agreement, nor, to the best of Seller's knowledge, is there any basis for any such action, proceeding or investigation.

                   6.1.16 Assessments. To the best of Seller's knowledge, there are no special or other assessments for public improvements or otherwise now affecting the Premises nor does Seller know of (a) any pending or threatened special assessments affecting the Premises or (b) any contemplated improvements affecting the Premises that may result in special assessments affecting the Premises, other than any assessment that may be made due to the installation of a traffic light in connection with the development of the sixty-two (62) acre residential development located north of the Premises.

                   6.1.17 Employee Agreements. There are no union or employment contracts or agreements (written or oral) involving employees of Seller or its affiliates affecting the Property or the Business which will survive the Closing. All employees of Seller will have been terminated as of the date hereof at Seller's cost and expense and Seller indemnifies Purchaser from and against all loss, cost, damage and expense arising therefrom.

                   6.1.18 Work at the Premises. No services, material or work have been supplied to the Premises for which payment has not been made in full.

                   6.1.19 Financial Condition. Seller has delivered to Purchaser, or will promptly upon execution hereof deliver, true and correct copies of audited financial statements consisting of balance sheets and income statements of Seller as of December 31, 1996. Seller has delivered true and correct copies of monthly internal reports for the months January through May, 1997. Each such balance sheet presents fairly the financial condition, assets and liabilities of Seller

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as of its date; each such statement of income presents fairly the results of operations of Seller for the period indicated. The financial statements referred to in this Section are in accordance with the books and records of Seller. Since December 31, 1996 and since May 31, 1997: (a) there has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities or future prospects of Seller, the Property or Business; (b) the Business has been conducted in all respects only in the ordinary course; and (c) Seller has not suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.

                   6.1.20 Full Disclosure. To the best knowledge of Seller, none of the information supplied by Seller herein or in the exhibits hereto contains any untrue statement of a material fact or omits to state a material fact required to be stated herein or necessary in order to make the statements herein, in light of the circumstances under which they are made, not misleading.

              6.2 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows:

                   6.2.1 Organization; Power and Authority. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

                   6.2.2 Due Authorization and Execution; Effect of Agreement. The execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate action required to be taken on the part of Purchaser. This Agreement has been duly and

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validly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser, enforceable in accordance with its terms. The execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (a) violate any provision of any law, rule or regulation to which Purchaser is subject; (b) violate any order, judgment or decree applicable to Purchaser; or (c) conflict with or result in a breach of or a default under any term or condition of Purchaser's Certificate of Incorporation or By-Laws or any agreement or other instrument to which Purchaser is a party or by which it or its assets may be bound, except in each case, for violations, conflicts, breaches or defaults which in the aggregate would not materially hinder or impair the consummation of the transactions contemplated hereby.

              6.3 Survival. As used in this Agreement, the phrase "to the best of Seller's knowledge" or words of similar import shall mean the actual (and not constructive or imputed) knowledge, without independent investigation or inquiry, of (i) Jackson Rule, (ii) the directors and officers of Palm Lakes Golf, Inc., and (iii) the general and limited partners of Seller. The express representations and warranties made in this Agreement shall not merge into any instrument or conveyance delivered at the Closing; provided, however, that any action, suit or proceeding with respect to the truth, accuracy or completeness of such representations and warranties shall be commenced, if at all, on or before the date which is two (2) years after the date of the Closing, or in the case of a representation or warranty made pursuant to Section 6.1.10 of this Agreement, on or before the expiration of relevant statutes of limitation, and if not commenced on or before such date, thereafter shall be void and of no force or effect.

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         7. Further Assurances. At any time and from time to time after the
Closing, each party hereto shall, at the request of the other party hereto, execute and deliver any further instruments or documents and take all such further action as such other party may reasonably request in order to transfer into the name of Purchaser any and all Property contemplated to be sold pursuant to this Agreement and to further consummate the transactions contemplated by this Agreement. This Article shall survive for one (1) year after the Closing.

         8. Brokers. Seller and Purchaser warrant and represent to each other that they dealt with no broker, finder or similar agent or party who or which might be entitled to a commission or compensation on account of introducing the parties, the negotiation or execution of this Agreement and/or the closing of the transaction provided for herein, except that Seller engaged Baxley Properties ("Broker"). Purchaser and Seller hereby respectively agree to indemnify and hold harmless the other party from and against all loss, liability, damage and expense (including, without limitation, attorneys' fees) imposed upon or incurred by the other party by reason of any claim for commissions or other compensation for bringing about this transaction by any broker, finder or similar agent or party other than the Broker who claims to have dealt with the indemnifying party in connection with this transaction. Seller shall be liable for paying Broker all compensation due Broker. Purchaser shall have no liability under any circumstances, whether or not closing occurs, to pay any fee, charge or commission to Broker. The provisions of this Article shall survive the Closing or any termination of this Agreement.

         9. "As Is". Purchaser represents and warrants to Seller that (i) prior to the Closing, Purchaser will have had the opportunity to investigate all physical and economic aspects of the Premises and the Business and to make all inspections and investigations of the Premises and the

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

Business which Purchaser deems necessary or desirable to protect its interests in acquiring the Premises and the Business, including, without limitation, review of all Contracts, permits, certificates of occupancy, environmental audits and assessments, toxic reports, surveys, investigation of land use and development rights, development restrictions and conditions that are or may be imposed by governmental agencies, agreements with associations affecting or concerning the Premises, the condition of title, soils and geological reports, and (ii) except as otherwise expressly set forth in this Agreement, neither Seller nor anyone acting for or on behalf of Seller, has made any representation, warranty, promise or statement, express or implied, to Purchaser, or to anyone acting for or on behalf of Purchaser, concerning the Premises, the Business or the condition or use thereof. Purchaser further represents and warrants that, in entering into this Agreement, Purchaser has not relied on any representation, warranty, promise or statement, express or implied, of Seller, or anyone acting for or on behalf of Seller, other than as expressly set forth in this Agreement, and that all matters concerning the Premises and the Business have been or shall be independently verified by Purchaser prior to the Closing, and that Purchaser shall purchase the Premises and Business on Purchaser's own prior investigation and examination of the Premises and the Business (or Purchaser's election not to do so); AND THAT, AS A MATERIAL INDUCEMENT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SELLER, PURCHASER IS PURCHASING THE PREMISES IN AN "AS IS" PHYSICAL CONDITION AND IN AN "AS IS" STATE OF REPAIR, WITH ALL FAULTS. Except as set forth in this Agreement, Purchaser does hereby waive, and Seller does hereby disclaim, all warranties of any type or kind whatsoever with respect to the Premises, whether express or implied, including, by way of description but not limitation, those of fitness for a particular purpose and use. Notwithstanding

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

anything to the contrary herein, Purchaser and Seller acknowledge that any written disclosures made by Seller prior to the Closing shall constitute notice to Purchaser of the matter disclosed, and Seller shall have no further liability thereafter if Purchaser thereafter consummates the transaction contemplated hereby.

         10. Costs and Fees. Documentary stamps for the Deed, deed transfer or conveyancing taxes, if any, shall be payable by Seller, and in no event be payable by Purchaser. Seller shall pay the expenses incurred in connection with the issuance of an owner's policy of title insurance for Purchaser, but only to the extent of the cost of the standard CLTA owner's policy. Purchaser shall pay the expenses incurred in connection with (a) the examination of title, (b) the excess cost of obtaining an ALTA extended coverage owner's policy of title insurance for Purchaser above the cost of the standard CLTA owner's policy, and
(c) a survey of the Property (the "Survey"). At Seller's expense, the Survey shall be certified to Seller, and Seller shall be provided with two (2) copies of the Survey at Seller's expense. Any other similar costs not expressly provided for elsewhere in this Agreement shall be divided and borne in accordance with the usual practices in the jurisdiction where the Premises are located. The provisions of this Article shall survive the Closing.

         11. Indemnification.

              11.1 Subject to the further provisions of this Article, Seller shall protect, defend, hold harmless and indemnify Purchaser, its officers, directors, shareholders, employees, agents and affiliates, and their respective successors and assigns, from, against and in respect of any and all losses, liabilities, deficiencies, penalties, fines, costs, damages and expenses whatsoever (including without limitation, reasonable professional fees and costs of investigation, litigation, settlement, and judgment and interest, but specifically excluding consequential damages) ("Losses") that may be suffered or incurred by any of them arising from or by reason of (i) any Retained Liability or other liability or obligation of Seller which is not an Assumed Liability; (ii) the breach of any representation, warranty, covenant or agreement of Seller contained in this Agreement or in any document or other writing delivered pursuant to this Agreement; and (iii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation, interest, penalties, reasonable legal fees and accounting fees) incident to the foregoing and the enforcement of the provisions of this Section 11.1. For purposes of better securing the foregoing indemnity by Seller, Seller shall deposit into an escrow account the sum of $75,000 pursuant to the Cash Escrow Agreement of even date herewith.

              11.2 Subject to the further provisions of this Article, Purchaser shall protect, defend, hold harmless and indemnify Seller, its partners, employees and agents, and its successors and assigns from, against and in respect of any and all Losses that may be suffered or incurred by any of them arising from or by reason of (i) any of the Assumed Liabilities on and after the date hereof, (ii) the breach of any representation, warranty, covenant or agreement of Purchaser contained in this Agreement or in any document or other writing delivered pursuant to this Agreement; and (iii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation, interest, penalties, reasonable legal fees and accounting fees) incident to the foregoing and the enforcement of the provisions of this Section 11.2.

              11.3 Whenever a party hereto (such party and each of its affiliates which is entitled to indemnification pursuant to any provision of this Agreement, an "Indemnified Party") shall learn after the Closing of a claim that, if allowed (whether voluntarily or by judicial or quasi-judicial tribunal or agency), would give rise to an obligation of another party (the "Indemnifying Party") to indemnify the Indemnified Party under any provision of this Agreement, before paying the same or agreeing thereto, the Indemnified Party shall promptly notify the Indemnifying Party in writing of all such facts within the Indemnified Party's knowledge with respect to such claim and the amount thereof (a "Notice of Claim"). If, prior to the expiration of fifteen (15) days from the mailing of a Notice of Claim, the Indemnifying Party shall request, in writing, that such claim not be paid, the Indemnified Party shall not pay the same, provided the Indemnifying Party proceeds promptly, at its or their own expense (including employment of counsel reasonably satisfactory to the Indemnified Party), to settle, compromise or litigate, in good faith, such claim. After notice from the Indemnifying Party requesting the Indemnified Party not to pay such claim and the Indemnifying Party's assumption of the defense of such claim at its or their expense, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expense subsequently incurred by the Indemnified Party in connection with the defense thereof. However, the Indemnified Party shall have the right to participate at its expense and with counsel of its choice in such settlement, compromise or litigation. The Indemnified Party shall not be required to refrain from paying any claim which has matured by a court judgment or decree, unless an appeal is duly taken therefrom and execution thereof has been stayed, nor shall the Indemnified Party be required to refrain from paying any claim where the delay in paying such claim would result in the foreclosure of a lien upon any of the property or assets then held by the Indemnified Party. The failure to provide a timely Notice of Claim as provided in this Section 11.3 shall not excuse the Indemnifying Party from its or their continuing obligations hereunder; however, the Indemnified Party's claim shall be reduced by any damages to the Indemnifying Party resulting from the Indemnified Party's delay or failure to provide a Notice of Claim as provided in this Section 11.3.

              11.4 For purposes of this Article, any assertion of fact and/or law by a third party that, if true, would constitute a breach of a representation or warranty made by a party to this Agreement or make operational an indemnification obligation hereunder, shall, on the date that such assertion is made, immediately invoke the Indemnifying Party's obligation to protect, defend, hold harmless and indemnify the Indemnified Party pursuant to this Article.

         12. Bulk Sales. The parties agree to waive the requirements, if any, of all applicable bulk sales laws. As an inducement to Purchaser to enter into such waiver, Seller represents and warrants that (a) it will not be rendered insolvent by the transactions contemplated by this Agreement, and (b) all debts, obligations and liabilities relating to the Property and Business that are not expressly assumed by Purchaser under this Agreement will be promptly paid and discharged by Seller as and when they become due. Seller agrees to indemnify and hold Purchaser harmless from, and reimburse Purchaser for, any loss, cost, expense, liability or damage which Purchaser may suffer or incur by virtue of the noncompliance by Seller or Purchaser with any law pertaining to fraudulent conveyance, bulk sales or any similar law which might make the sale or transfer of any part of the Property or Business ineffective as to creditors of or claimants against Seller.

         13. Notices. All notices, demands, requests, consents or other communications ("Notices") which either party may desire or be required to give to the other hereunder shall be in writing and shall be delivered by hand, overnight express carrier, or sent by registered or certified mail, return receipt requested, postage prepaid, in either event, addressed to the parties at their respective addresses first above set forth. A copy of any Notice given by Seller to Purchaser shall simultaneously be given in either manner provided above to Baker & Botts, L.L.P., 2001 Ross Avenue, Dallas, Texas 75201,
Attention: Sheila W. Holmes. A copy of any Notice given by

Purchaser to Seller shall simultaneously be given in either manner provided above to Slivka Robinson Water & O'Dorisio, P.C., 1099 18th Street, Suite 2600, Denver, Colorado 80202, Attention: John O'Dorisio, Jr. Notices given in the manner aforesaid shall be deemed to have been given three (3) business days after the day so mailed, the day after delivery to any overnight express carrier and on the day so delivered by hand. Either party shall have the right to change its address(es) for the receipt of Notices by giving Notice to the other party in either manner aforesaid. Any Notice required or permitted to be given by either party may be given by that party's attorney.

         14. Miscellaneous.

              14.1 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

              14.2 This Agreement shall be governed by, interpreted under and construed and enforced in accordance with, the laws of the State of California.

              14.3 The captions or article headings in this Agreement are for convenience only and do not constitute part of this Agreement.

              14.4 This Agreement has been fully negotiated by the parties and rules of construction construing ambiguities against the party responsible for drafting agreements shall not apply.

              14.5 It is agreed that, except where otherwise expressly provided in particular Articles or Sections of this Agreement, none of the provisions of this Agreement shall survive the Closing.

              14.6 This Agreement (including the Exhibits annexed hereto) contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings, if any, with respect thereto.

              14.7 This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

              14.8 No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained. No extension of the time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

              14.9 This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same original.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                       PALM LAKES PARTNERS, LTD., a
                                       Colorado limited partnership

                                       By: Palm Lakes Golf, Inc., a Colorado
                                           corporation, its general partner


                                           By:
                                              ---------------------------------
                                              Jackson Rule
                                              President


                                       PALM FAMILY GOLF CENTERS, INC., a
                                       Delaware corporation


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                    JOINDER

         The undersigned hereby joins in the execution of this Agreement for purposes of the representations and warranties made in Article VI.


                                       PALM LAKES GOLF, INC.


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------